Exhibit 10.23

关于避免资金占用和违规担保的承诺函

Letter of Commitment on Avoiding the Capital Occupation and Illegal Guarantee

鉴于北京通美晶体技术股份有限公司（以下简称“发行人”）拟申请首次公开发行股票并在科创板上市，本企业作为发行人的控股股东，现依据相关法律、行政法规和中国证券监督管理委员会的有关规定，为维护发行人及其他股东的合法权益，本企业确认及承诺如下：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Issuer”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board, and in order to safeguard the legal rights and interests of the Issuer and other shareholders, our enterprise, as the controlling shareholder of the Issuer, hereby confirms and undertakes as follows according to the relevant laws, administrative regulations and relevant stipulations of China Securities Regulatory Commission:

一、截至本函出具之日，不存在发行人或其控股企业的资金被本企业及本企业控制的其他企业非经营性占用的情况，也不存在发行人或其控股企业为本企业及本企业控制的其他企业违规提供担保的情形。

I. As of the date when this letter is issued, the capitals of the Issuer or its holding enterprises are not occupied by our enterprise or other enterprises controlled by our enterprise for the non-operational purpose, and the Issuer or its holding enterprises do not illegally provide guarantee for our enterprise and other enterprises controlled by our enterprise.

二、本企业承诺依法行使股东权利，不滥用股东权利损害发行人或发行人其他股东的合法利益，本企业及本企业控制的其他企业不会以借款、代偿债务、代垫款项或其他方式非法占用发行人或其控股企业的资金，不会要求发行人或其控股企业违规提供担保。

II. Our enterprise undertakes that it will exercise the shareholder’s rights according to law and will not abuse the shareholder’s rights to damage the legal rights and interests of the Issuer or other shareholders of the Issuers, and that our enterprise and other enterprises controlled by our enterprise will not illegally occupy the capitals of the Issuer or its holding enterprises with loan, compensatory debt and advanced payment or by other means and will not require the Issuer or its holding enterprises to provide the guarantee illegally.

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3/10/2022 9:22 AM 译文-10.23_、410-关Proper use of shareholder rights--GF unclear.docx Folder- 1 of 2

Exhibit 10.23

（本页无正文，为《关于避免资金占用和违规担保的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Avoiding the Capital Occupation and Illegal Guarantee)

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

3/10/2022 9:22 AM 译文-10.23_、410-关Proper use of shareholder rights--GF unclear.docx Folder- 2 of 2